AMENDED AND RESTATED EXHIBIT A
TO THE INVESTMENT ADVISORY AGREEMENT
BETWEEN GLOBAL X FUNDS AND GLOBAL X MANAGEMENT COMPANY LLC
DATED OCTOBER 20, 2008
Intending to be legally bound, the undersigned hereby amend and restate Exhibit A to the aforesaid Agreement to include the following investment portfolios as of February 24, 2017:

Name of Fund	Annual Advisory Fee (as a % of average daily net assets)	Date Fund Approved by Board	Date Board Approved Continuance of I/A/A	Date Fund Commenced Operations
Global X FTSE Nordic Region ETF	0.25%	September 26, 2008	November 15, 2016	August 17, 2009
Global X MSCI Norway ETF	0.25%	October 2, 2009	November 15, 2016	November 9, 2010
Global X MSCI Argentina ETF	0.25%	December 5, 2008	November 15, 2016	March 2, 2011
Global X MSCI Colombia ETF	0.25%	December 5, 2008	November 15, 2016	February 5, 2009
Global X MSCI Pakistan ETF	0.25%	October 2, 2009	November 15, 2016	April 22, 2015
Global X Emerging Africa ETF	0.25%	October 2, 2009	November 15, 2016
Global X China Consumer ETF	0.25%	October 2, 2009	November 15, 2016	November 30, 2009
Global X China Energy ETF	0.25%	October 2, 2009	November 15, 2016	December 15, 2009
Global X China Financials ETF	0.25%	October 2, 2009	November 15, 2016	December 10, 2009
Global X China Industrials ETF	0.25%	October 2, 2009	November 15, 2016	November 30, 2009
Global X China Materials ETF	0.25%	October 2, 2009	November 15, 2016	January 12, 2010
Global X NASDAQ China Technology ETF	0.25%	October 2, 2009	November 15, 2016	December 8, 2009
Global X Copper Miners ETF	0.25%	March 26, 2010	November 15, 2016	April 19, 2010
Global X Silver Miners ETF	0.25%	March 26, 2010	November 15, 2016	April 19, 2010
Global X Brazil Consumer ETF	0.25%	June 4, 2010	November 15, 2016	July 7, 2010
Global X Brazil Industrials ETF	0.25%	June 4, 2010	November 15, 2016
Global X Brazil Materials ETF	0.25%	June 4, 2010	November 15, 2016
Global X Brazil Utilities ETF	0.25%	June 4, 2010	November 15, 2016
Global X Brazil Mid Cap ETF	0.25%	June 4, 2010	November 15, 2016	June 21, 2010
Global X China Mid Cap ETF	0.25%	June 4, 2010	November 15, 2016
Global X Lithium & Battery Tech ETF	0.25%	June 4, 2010	November 15, 2016	July 22, 2010
Global X Uranium ETF	0.25%	June 4, 2010	November 15, 2016	November 4, 2010
Global X Gold Explorers ETF	0.25%	August 27, 2010	November 15, 2016	November 3, 2010
Global X Next Emerging & Frontier ETF	0.25%	November 17, 2010	November 15, 2016	November 6, 2013
Global X FTSE Southeast Asia ETF	0.25%	November 17, 2010	November 15, 2016	February 16, 2011
Global X FTSE Andean 40 ETF	0.25%	November 17, 2010	November 15, 2016	February 2, 2011
Global X Fertilizers/Potash ETF	0.25%	February 25, 2011	November 15, 2016	May 25, 2011
Global X SuperDividend® ETF	0.25%	February 25, 2011	November 15, 2016	June 8, 2011
Global X MLP ETF	0.25%	May 11, 2011	November 15, 2016	April 18, 2012
Global X MLP Natural Gas ETF	0.25%	May 11, 2011	November 15, 2016
Global X MSCI Portugal ETF	0.25%	August 19, 2011	November 15, 2016	November 12, 2013
Global X FTSE Ukraine Index ETF	0.25%	August 19, 2011	November 15, 2016
Global X MSCI Greece ETF	0.25%	August 19, 2011	November 15, 2016	December 7, 2011
Global X Hungary Index ETF	0.25%	August 19, 2011	November 15, 2016
Global X Luxembourg ETF	0.25%	August 19, 2011	November 15, 2016
Global X FTSE Morocco 20 Index ETF	0.25%	August 19, 2011	November 15, 2016
Global X Czech Republic Index ETF	0.25%	August 19, 2011	November 15, 2016
Global X Slovakia Index ETF	0.25%	August 19, 2011	November 15, 2016
Global X Kuwait ETF	0.25%	August 19, 2011	November 15, 2016
Global X MSCI Nigeria ETF	0.25%	August 19, 2011	November 15, 2016	April 2, 2013
Global X FTSE Bangladesh Index ETF	0.25%	August 19, 2011	November 15, 2016
Global X FTSE Sri Lanka Index ETF	0.25%	August 19, 2011	November 15, 2016
Global X Kazakhstan Index ETF	0.25%	August 19, 2011	November 15, 2016
Global X FTSE Frontier Markets ETF	0.25%	August 19, 2011	November 15, 2016
Global X Central America Index ETF	0.25%	August 19, 2011	November 15, 2016
Global X Central and Northern Europe ETF	0.25%	August 19, 2011	November 15, 2016
Global X Southern Europe ETF	0.25%	August 19, 2011	November 15, 2016
Global X Eastern Europe ETF	0.25%	August 19, 2011	November 15, 2016
Global X Sub-Saharan Africa Index ETF	0.25%	August 19, 2011	November 15, 2016
Global X FTSE Toll Roads & Ports ETF	0.25%	August 19, 2011	November 15, 2016
Global X FTSE Railroads ETF	0.25%	August 19, 2011	November 15, 2016
Global X Land ETF	0.25%	August 19, 2011	November 15, 2016
Global X Cement ETF	0.25%	August 19, 2011	November 15, 2016
Global X Advanced Materials ETF	0.25%	August 19, 2011	November 15, 2016
Global X Social Media Index ETF	0.25%	August 19, 2011	November 15, 2016	November 14, 2011
Global X Permanent ETF	0.25%	November 11, 2011	November 15, 2016	February 7, 2012
Global X SuperIncome™ ETF	0.25%	February 24, 2012	November 15, 2016
Global X SuperIncome™ Preferred ETF	0.25%	February 24, 2012	November 15, 2016	July 16, 2012
Global X SuperDividend® REIT ETF	0.25%	February 24, 2012	November 15, 2016	March 16, 2015
Global X Risk Parity ETF	0.25%	February 24, 2012	November 15, 2016
Global X Guru® Index ETF	0.25%	May 25, 2012	November 15, 2016	June 4, 2012
Global X Guru® Value Index ETF	0.25%	May 25, 2012	November 15, 2016
Global X Guru® Activist Index ETF	0.25%	May 25, 2012	November 15, 2016	April 28, 2015
Global X Junior MLP ETF	0.25%	August 24, 2012	November 15, 2016	January 15, 2013
Global X SuperDividend® U.S. ETF	0.25%	November 16, 2012	November 15, 2016	March 11, 2013
Global X MLP & Energy Infrastructure ETF	0.25%	February 22, 2013	November 15, 2016	August 6, 2013
Global X Guru® International Index ETF	0.25%	November 15, 2013	November 15, 2016	March 6, 2014
Global X MSCI Saudi Arabia ETF	0.25%	February 28, 2014	November 15, 2016
Global X SuperValue U.S. ETF	0.25%	May 2, 2014	November 15, 2016
Global X SuperValue International ETF	0.25%	May 2, 2014	November 15, 2016
Global X Guru® China Index ETF	0.25%	May 2, 2014	November 15, 2016
Global X Guru® Japan Index ETF	0.25%	May 2, 2014	November 15, 2016
Global X Guru® United Kingdom Index ETF	0.25%	May 2, 2014	November 15, 2016
Global X Guru® India Index ETF	0.25%	May 2, 2014	November 15, 2016
Global X Guru® Brazil Index ETF	0.25%	May 2, 2014	November 15, 2016
Global X FTSE Luxury Consumer ETF	0.25%	September 5, 2014	November 15, 2016
Global X | JPMorgan Efficiente Index ETF	0.25%	September 5, 2014	November 15, 2016	October 22, 2014
Global X | JPMorgan US Sector Rotator Index ETF	0.25%	September 5, 2014	November 15, 2016	October 22, 2014
Global X MSCI SuperDividend® Emerging Markets ETF	0.25%	November 14, 2014	November 15, 2016	March 16, 2015
Global X SuperDividend® Alternatives ETF	0.25%	March 10, 2015	November 15, 2016	July 13, 2015
Global X Scientific Beta US ETF	0.25%	March 10, 2015	November 15, 2016	May 12, 2015
Global X Scientific Beta Europe ETF	0.25%	March 10, 2015	November 15, 2016	May 12, 2015
Global X Scientific Beta Asia ex-Japan ETF	0.25%	March 10, 2015	November 15, 2016	May 12, 2015
Global X Scientific Beta Japan ETF	0.25%	March 10, 2015	November 15, 2016	May 12, 2015
Global X Scientific Beta Developed Markets ex-US ETF	0.25%	March 10, 2015	November 15, 2016
Global X YieldCo Index ETF	0.25%	April 21, 2015	November 15, 2016	May 27, 2015
Global X High Quality Dividend Yield Index ETF	0.25%	May 29, 2015	November 15, 2016
Global X S&P 500® Catholic Values ETF	0.25%	May 29, 2015	November 15, 2016	April 18, 2016
Global X International High Quality Dividend Yield Index ETF	0.25%	September 11, 2015	November 15, 2016
Global X Internet of Things Thematic ETF	0.25%	November 13, 2015	November 15, 2016	September 12, 2016
Global X Health & Wellness Thematic ETF	0.25%	November 13, 2015	November 15, 2016	May 9, 2016
Global X FinTech Thematic ETF	0.25%	November 13, 2015	November 15, 2016	September 12, 2016
Global X Conscious Companies ETF	0.25%	November 13, 2015	November 15, 2016	July 11, 2016
Global X Education Thematic ETF	0.25%	February 26, 2016	November 15, 2016
Global X Robotics & Artificial Intelligence Thematic ETF	0.25%	February 26, 2016	November 15, 2016	September 12, 2016
Global X Longevity Thematic ETF	0.25%	February 26, 2016	November 15, 2016	May 9, 2016
Global X Millennials Thematic ETF	0.25%	February 26, 2016	November 15, 2016	May 4, 2016
Global X Scientific Beta Emerging Markets ETF	0.25%	April 19, 2016	November 15, 2016
Global X MSCI SuperDividend® EAFE ETF	0.25%	September 9, 2016	November 15, 2016	November 14, 2016
Global X Founder-Run Companies ETF	0.25%	September 9, 2016	November 15, 2016
Global X U.S. Infrastructure Development ETF	0.25%	February 24, 2017
Global X U.S. Preferred ETF	0.15%	February 24, 2017

[SIGNATURES TO FOLLOW]

GLOBAL X FUNDS

Daphne Tippens Chisolm
Title: Secretary

GLOBAL X MANAGEMENT COMPANY LLC

Daphne Tippens Chisolm Title: General Counsel